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                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 25, 1996 in the Registration Statement (Form S-1) and related Prospectus of Archibald Candy Corporation dated August 15, 1997.

                               ERNST & YOUNG LLP

Chicago, Illinois
August 15, 1997